UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

June 10, 2021 (November 25, 2020)

Date of Report (Date of earliest event reported)

PLYMOUTH INDUSTRIAL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

maryland	001-38106	27-5466153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Custom House Street, 11th Floor

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

(617) 340-3814

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	PLYM	New York Stock Exchange
7.50% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share	PLYM-PrA	NYSE American

Explanatory Note

On November 25, 2020, Plymouth Industrial REIT, Inc. (the “Company”) announced that, on November 25, 2020, an indirect, wholly-owned subsidiary of the Company completed the purchase of a 10-building industrial property located in the metro-Cleveland, Ohio area for a purchase price of $94.0 million (the “Ohio Properties”). On February 8, 2021, the Company filed an amendment to the original Form 8-K filed on November 25, 2020 to present historical financial statements and the unaudited pro forma financial statements required to be filed by Item 9.01(a) and 9.01(b) of Form 8-K for the Ohio Properties (the “Initial Form 8-K/A”).

This Current Report on Form 8-K/A amends Item 9.01(b) of the Initial Form 8-K/A to present the updated unaudited pro forma financial statements required to be filed by Item 9.01(b) of Form 8-K for the Ohio Properties.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro-forma Financial Information

This Current Report on Form 8-K/A includes the Company's unaudited pro forma consolidated statement of operations for the year ended December 31, 2020 and notes to the unaudited pro forma consolidated financial statements. This unaudited consolidated financial information is filed as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference.

This unaudited pro forma financial information is not necessarily indicative of the expected financial position or results of the Company's operations for any future period. Differences could result from numerous factors, including future changes in the Company's portfolio of investments, changes in interest rates, changes in the Company's capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received from the Company's existing leases or leases the Company may enter into during and after 2021, and for other reasons.

(d)	Exhibits:

Exhibit No.	Description

99.1	Unaudited pro forma consolidated statement of operations for the year ended December 31, 2020
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLYMOUTH INDUSTRIAL REIT, INC.

Date: June 10, 2021	By:	/s/ Jeffrey E. Witherell
Jeffrey E. Witherell
Chief Executive Officer